CROSS SHORE DISCOVERY FUND

POWER OF ATTORNEY

The undersigned member of the Board of Trustees of Cross Shore Discovery Fund (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Carol J. Highsmith, John C. Swhear, and Latavia M. Evans, and each of them singly, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements applicable to the Trust and amendments thereto under the provisions of the Securities Act of 1933, as amended and/or the Investment Company Act, as amended, including without limitation a Registration Statement on Form N-2, and any amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby declares that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original and the validity and effect of this instrument shall be governed by, and the terms of this instrument shall be construed in accordance with, the law of the State of Ohio.

IN WITNESS WHEREOF, this 6th day of August, 2014.

August 6, 2014	/s/ David J. Gruber
David J. Gruber

CROSS SHORE DISCOVERY FUND

POWER OF ATTORNEY

The undersigned member of the Board of Trustees of Cross Shore Discovery Fund (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Carol J. Highsmith, John C. Swhear, and Latavia M. Evans, and each of them singly, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements applicable to the Trust and amendments thereto under the provisions of the Securities Act of 1933, as amended and/or the Investment Company Act, as amended, including without limitation a Registration Statement on Form N-2, and any amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby declares that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original and the validity and effect of this instrument shall be governed by, and the terms of this instrument shall be construed in accordance with, the law of the State of Ohio.

IN WITNESS WHEREOF, this 6th day of August, 2014.

August 6, 2014	/s/ Thomas E. Niehaus
Thomas E. Niehaus